                                                                  EXHIBIT 10.(h)

                              TAX SHARING AGREEMENT

THIS AGREEMENT is entered into by and between ING AMERICA INSURANCE HOLDINGS, INC. ("ING") and each of its undersigned subsidiaries (the "Subsidiaries", or in the singular "Subsidiary").

                                   WITNESSETH:

WHEREAS, ING and/or some or all of the Subsidiaries may join in the filing of a state or local tax return on a consolidated, combined or unitary basis; and

WHEREAS, it is desirable for the Subsidiaries and ING to enter into this Tax Sharing Agreement ("Agreement") to provide for the manner of computation of the amounts and timing of payments among them, and various related matters;

NOW, THEREFORE, in consideration of the agreements contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

 1.  APPLICABILITY

     The parties intend that the provisions of this Agreement shall apply to situations in which a state or local franchise, income tax or other tax return based on, or measured by, net income ("state or local income tax return") is filed on behalf of more than one party to this Agreement on a consolidated, combined, or unitary basis (each company participating in such a return is referred to herein as a "Group Member"). ING is hereby authorized to determine, in its sole discretion, whether any of the Subsidiaries will be included in the filing of a consolidated, combined, or unitary state or local income tax return, or whether any Subsidiary will file a separate, stand-alone state or local income tax return, in states where the choice is available.

 2.  ALLOCATION OF LIABILITY

     For each taxable year during which a consolidated, combined or unitary state or local income tax return is filed, each Group Member will pay to the Designated Lead Company of such group an amount determined as follows:

     i) Where the tax liability of the group of companies is calculated by reference to the consolidated, combined, or unitary apportionment or allocation factors of the group as a whole, the amount of tax liability payable by each Group Member will be determined on the basis of its proportional share of the total group's apportionment or allocation factor. Each Group Member generating tax losses or credits, including any carryovers thereof, will be paid for such losses or credits as they are recognized and actually utilized to reduce the total tax liability of the group.

     ii) Where the tax liability of the group of companies is calculated for each Group Member on a separate company basis utilizing separate company apportionment or allocation factors, the amount of tax liability payable by each Group Member will be an amount equal to its separate company tax liability. Separate company losses or credits, and any carryovers thereof, will only be recognized and paid for at the time, and to the extent, that they are utilized in the reduction of the consolidated, combined or unitary taxable income of the group.

     iii) In those situations in which ING or any of the Subsidiaries files separate, stand-alone state or local income tax returns, each such party will be solely responsible for all taxes, additions to tax, penalties, and interest associated with such stand-alone filings.

     iv) Unless specifically approved in writing, all payments made pursuant to this Agreement by a Group Member shall be made by that Group Member, and not by any other company or business unit on its behalf.

 3.  SEPARATE RETURN YEARS

     To the extent any portion of a tax loss or credit of a consolidated, combined or unitary group is carried back or carried forward to a separate return year of a Group Member (whether by operation of law or at the discretion of the Designated Lead Company) the Group Member shall not be entitled to payment from the Designated Lead Company with respect thereto. This shall be the case whether or not the Group Member actually receives payment for the benefit of such tax loss or credit from the applicable tax authority or otherwise.

 4.  INSTALLMENT PAYMENTS

     a. During and following a taxable year in which Group Members are included in a state or local income tax return filed on a consolidated, combined or unitary basis, each shall pay to the Designated Lead Company, or receive from the Designated Lead Company, as the case may be, installment payments of the amount determined pursuant to section 2 of this Agreement. Payments shall made by or to each Group Member in amounts that produce, on a group basis, cumulative installments consistent with the payment rules of the applicable taxing authority. Payments shall be made to/by each Group Member to/by the Designated Lead Company within 30 days of the installment payment date mandated by the applicable taxing authority. The Designated Lead Company may revise the schedule of installment payments set forth in this paragraph, and may provide for annual rather than quarterly payments in cases where amounts due fall below a certain threshold, although any such change shall be prospective and shall not take effect prior to written notice to the Group Members.

     b. The Designated Lead Company shall pay to the applicable taxing authority all required installments of state or local estimated taxes pursuant to applicable provisions of state or local law on behalf of itself and each Group Member. The Designated Lead Company shall have the sole right to determine the amount of each such tax payment with respect to the group's tax liability for the taxable year.

     c. Should the amount of any tax payment made by the Designated Lead Company under this section to the taxing authority exceed the sum of installment payments made by all Group Members for any corresponding installment date, the Designated Lead Company may, in its sole discretion, determine each Group Member's fair and reasonable share of that excess, and notify each Group Member thereof. The amount of such excess amount shall be paid over to the Designated Lead Company within 15 business days of the date of notification.

     d. If a penalty or an addition to tax for underpayment of estimated taxes is imposed on the group with respect to any required installment under applicable state or local law, the Designated Lead Company shall, in its sole discretion, determine the amount of each Group Member's share of such penalty or addition to tax, which amount shall be paid over to the Designated Lead Company within 15 business days of the date of notification.

 5.  ADJUSTED RETURNS

     If any adjustments are made to the consolidated, combined or unitary returns for a taxable year, whether by reason of the filing of an amended return, or a claim for refund with respect to such taxable year, or an audit with respect to such taxable year, the amounts due under this Agreement for such taxable year shall be redetermined by the Designated Lead Company taking into account such adjustments. If, as a result of such redetermination, any amounts due under this Agreement shall differ from the amounts previously paid, then, except as provided in section 6 hereof, payment of such difference shall be made by each Group Member to the Designated Lead Company, or by the Designated Lead Company to the Group Member, as the case may be, (a) in the case of an adjustment resulting in a refund or credit, not later than thirty (30) days after the date on which such refund is received or credit is allowed with respect to such adjustment or (b) in the case of an adjustment resulting in the assertion of a deficiency, not later than thirty (30) days after the Group Member is notified of the deficiency. Any amounts due to or from a Group Member under this section shall be determined with respect to such refund or deficiency taking into account any penalties, interest or other additions to tax which may be imposed. ING shall indemnify each Subsidiary in the event the taxing authority levies upon such Subsidiary's assets for unpaid taxes in excess of the amount required to be paid by such Subsidiary in relation to a consolidated, combined or unitary return filed pursuant to this Agreement.

 6.  PROCEDURAL MATTERS

     The Designated Lead Company shall prepare and file the consolidated, combined or unitary state or local return and any other returns, documents or statements required to be filed with the appropriate jurisdiction, with respect to the determination of the tax liability of the filing group. In its sole discretion, the Designated Lead Company shall have the right with respect to any return which it has filed or will file, (a) to determine (i) the manner in which such returns, documents or statements shall be prepared and filed, including, without limitation, the manner in which any item of income, gain, loss, deduction or credit shall be reported, (ii) whether any extensions may be requested and (iii) the elections that will be made by any Group Member, (b) to contest, compromise or settle any adjustment or deficiency proposed, asserted or assessed as a result of any audit of such returns by the taxing authority, (c) to file, prosecute, compromise or settle any claim for refund and (d) to determine whether any refunds to which the filing group may be entitled shall be paid by way of refund or credited against the tax liability of the group. Each Group Member hereby irrevocably appoints the Designated Lead Company as its agent and attorney-in-fact to take such action (including the execution of documents) as the Designated Lead Company may deem appropriate to effect the foregoing.

 7.  ADDITIONAL MEMBERS

     If future subsidiaries are acquired or created and they participate in the consolidated, combined or unitary filing, such subsidiaries shall join in and be bound by this Agreement. This section will also apply to subsidiaries that are not eligible immediately to join the filing group, when they become eligible to join the filing group.

 8.  COMPANIES LEAVING GROUP

     Except as specifically treated to the contrary herein, a Group Member shall be treated as having withdrawn from this Agreement upon the signing of a letter of intent or a definitive agreement to sell the Group Member. Amounts payable to or receivable from Designated Lead Company shall be recomputed with respect to the withdrawing Group Member, including an estimate of the remaining taxes actually payable or receivable upon the filing of the tax return for the year of withdrawal, as of the last day such Group Member is a member of the group. Any amounts so computed as due to or from the Designated Lead Company to or from Group Member shall be paid prior to its leaving the group, provided, however, that any deficiency or excess of taxes determined on the basis of the tax return filed for the year of withdrawal, and paid to or from Designated Lead Company related to the tax liability of the withdrawing Group Member for the portion of the year of withdrawal during which it had been a member of the affiliated group, shall be settled not later than November 15 of the year following the year of the date of withdrawal.

     The extent to which Designated Lead Company or such Group Member is entitled to any other payments as a result of adjustments, as provided in section 5 hereof, determined after such Group Member has left the affiliated group but affecting any taxable year during which this Agreement was in effect with respect to the Designated Lead Company and such Group Member, shall be provided for pursuant to a separate written agreement between ING and the former Group Member or its new owner, or in the absence of such agreement, pursuant to the provision of section 5 hereof. Tax benefits arising from the carry back of losses or credits of the former Group Member to tax years during which it was a member of the group shall not be refunded to the Group Member, unless specifically provided for pursuant to a separate written agreement between ING and the former Group Member, or its new owner.

 9.  BOOKS AND RECORDS

     The books, accounts and records of ING and the Subsidiaries shall be maintained so as to provide clearly and accurately the information required for the operation of this Agreement. Notwithstanding termination of this Agreement, all materials including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents relating to the combined, consolidated or unitary tax return shall be made available to ING and/or any Subsidiary during regular business hours. Records will be retained by ING and by each Subsidiary, in a manner satisfactory to ING, adequate to comply with any audit request by the appropriate State or local taxing authority, and, in any event to comply with any record retention agreement entered into by ING or any Subsidiary with such taxing authority.

10.  ESCROW AGREEMENTS

     The parties hereto agree that, to the extent required by applicable law, they shall enter into and file with appropriate jurisdictions any escrow agreements or similar contractual arrangements with respect to the taxes covered by this Agreement. The terms of such agreements shall, to the extent set forth therein, and with respect to the parties thereto, prevail over the terms of this Agreement.

11.  TERMINATION

     This Agreement shall be terminated if ING and the Subsidiaries agree in writing to such termination.

12.  ADMINISTRATION

     This Agreement shall be administered by the Vice President of Taxes of ING or, in his/her absence, by any other officer of ING so designated by the Controller of ING. Disputes between ING and any Subsidiary shall be resolved by the Vice President of Taxes of ING or other designated officer and the senior financial officer of each Subsidiary involved in the dispute. Should ING, in its sole discretion, determine that any provision of this Agreement cannot be applied practicably to any item or any part of any state or local income tax return, ING shall apply a reasonable rule of operation in such situation, as determined in its sole discretion, but predicated on the principle of equitable sharing of the tax impact of such item among those parties included in the tax return responsible for such tax impact. ING and the Subsidiaries each agree to indemnify any party to this agreement for any loss or other injury sustained as a result of errors or omissions committed by ING or one of the Subsidiaries in connection with this Agreement.

13.  PERIOD COVERED

     This Agreement shall be effective with respect to each party thereto upon signing by such party, and shall supersede all previous agreements between ING and any Subsidiary with respect to the matters contained herein and such previous agreement shall thereupon terminate. The Agreement shall apply to the taxable year 2001, to all prior taxable years which are open to adjustments as provided in section 5 hereof (to the extent not subject to any separate tax sharing agreement) and to all subsequent periods unless and until amended or terminated, as provided in section 11 hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Tax Sharing Agreement.


ING America Insurance Holdings, Inc.   By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Treasurer


Cyberlink Development, LLC             By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


GAC Capital, Inc.                      By: /s/ Boyd G. Combs
                                           -------------------------------------
                                               Name:  Boyd G. Combs
                                               Title: Senior Vice President, Tax


ING America Life Corporation           By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


ING Fund Services Co., LLC             By: /s/ Lydia L. Homer
                                           -------------------------------------
                                               Name:  Lydia L. Homer
                                               Title: Senior Vice President and
                                                      Controller

ING Mutual Funds Management Co., LLC   By: /s/ Lydia L. Homer
(merged into ING Investments, LLC          -------------------------------------
in 2001)                                       Name:  Lydia L. Homer
                                               Title: Senior Vice President and
                                                      Controller


ING North America Insurance
Corporation                            By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer

Life of Georgia Agency, Inc.           By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer

Life Insurance Company of Georgia      By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


Lion Custom Investments, LLC           By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


Lion II Custom Investments, LLC        By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


MIA Office Americas, Inc.              By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


Orange Investment Enterprises, Inc.    By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


QuickQuote, Inc.                       By: /s/ Boyd G. Combs
                                           -------------------------------------
                                               Name:  Boyd G. Combs
                                               Title: Senior Vice President, Tax


QuickQuote Financial, Inc.             By: /s/ Eric Banta
                                           -------------------------------------
                                               Name:  Eric Banta
                                               Title: Assistant Secretary


QuickQuote Systems, Inc.               By: /s/ Eric Banta
                                           -------------------------------------
                                               Name:  Eric Banta
                                               Title: Assistant Secretary


Southland Life Insurance Company       By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer

Springstreet Associates, Inc.          By: /s/ Boyd G. Combs
                                           -------------------------------------
                                               Name:  Boyd G. Combs
                                               Title: Senior Vice President, Tax


First Columbine Life Insurance         By: /s/ David Pendergrass
Company                                    -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


First Secured Mortgage Deposit         By: /s/ Jeffery William Steel
Corporation                                -------------------------------------
                                               Name:  Jeffrey William Seel
                                               Title: President and Director


First ING Life Insurance Company of    By: /s/ Eric G.Banta
New York                                   -------------------------------------
                                               Name:  Eric G. Banta
                                               Title: Secretary


ING America Equities, Inc.             By: /s/ Paula Cludray-Engelke
                                           -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary


Midwestern United Life Insurance       By: /s/ David Pendergrass
Company                                    -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


Security Life of Denver Insurance      By: /s/ David Pendergrass
Company                                    -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


Security Life Assignment Corporation   By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


UC Mortgage Corp                       By: /s/ Boyd G. Combs
                                           -------------------------------------
                                               Name:  Boyd G. Combs
                                               Title: Senior Vice President, Tax

ING Brokers Network, LLC               By: /s/ John S. Simmers
(fka ING Advisors Network, Inc.)           -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Chief Executive Officer


ING Insurance Agency, Inc.             By: /s/ John S. Simmers
                                           -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Chief Executive Officer


IFG Advisory Services, Inc.            By: /s/ Glenn Black
(aka Associated Financial                  -------------------------------------
Planners, Inc.)                                Name:  Glenn Black
                                               Title: Vice President, Taxation


Carnegie Financial Corporation         By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


Carnegie Securities Corporation        By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


Compulife Agency, Inc.                 By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


Compulife, Inc.                        By: /s/ Boyd G. Combs
                                           -------------------------------------
                                               Name:  Boyd G. Combs
                                               Title: Senior Vice President, Tax


Compulife Investor Services, Inc.      By: /s/ Joseph J. Elmy
                                           -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer


IFG Advisory, Inc.                     By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer

IFG Agency, Inc.                       By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


IFG Agency of Ohio, Inc.               By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


IFG Brokerage Corp.                    By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


IFG Insurance Agency of                By: /s/ E. Paul Stewart
Massachusetts, Inc.                        -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


IFG Insurance Services, Inc.           By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


IFG Insurance Services of Alabama,     By: /s/ E. Paul Stewart
Inc.                                       -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


IFG Network, Inc.                      By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


IFG Network Securities, LLC            By: /s/ Glenn Black
                                           -------------------------------------
                                               Name:  Glenn Black
                                               Title: Vice President and
                                                      Tax Officer


IFG Services, Inc.                     By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer

Investors Financial Group, LLC         By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


Investors Financial Planning, Inc.     By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


National Alliance for Independent      By: /s/ E. Paul Stewart
Portfolio Managers, Inc.                   -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


Pennington, Bass & Associates, Inc.    By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


Planned Investments, Inc.              By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


Planned Investment Resources, Inc.     By: /s/ E. Paul Stewart
                                           -------------------------------------
                                               Name:  E. Paul Stewart
                                               Title: Treasurer


MFSC Insurance Agency of California,   By: /s/ Douglas G. Temple-Trujillo
Inc.                                       -------------------------------------
                                               Name:  Douglas G. Temple-Trujillo
                                               Title: Director


MFSC Insurance Agency of               By: /s/ Boyd G. Combs
Massachusetts, Inc.                        -------------------------------------
                                               Name:  Boyd G. Combs
                                               Title: Senior Vice President, Tax


MFSC Insurance Agency of Nevada, Inc.  By: /s/ Douglas G. Temple-Trujillo
                                           -------------------------------------
                                               Name:  Douglas G. Temple-Trujillo
                                               Title: Director

MFSC Insurance Agency of Ohio, Inc.    By: /s/ Douglas G. Temple-Trujillo
                                           -------------------------------------
                                               Name:  Douglas G. Temple-Trujillo
                                               Title: Director


MFSC Insurance Agency of Texas, Inc.   By: /s/ Boyd G. Combs
                                           -------------------------------------
                                               Name:  Boyd G. Combs
                                               Title: Senior Vice President, Tax


Multi-Financial Group, Inc.            By: /s/ Douglas G. Temple-Trujillo
                                           -------------------------------------
                                               Name:  Douglas G. Temple-Trujillo
                                               Title: Director


Multi-Financial Securities             By: /s/ Douglas G. Temple-Trujillo
Corporation                                -------------------------------------
                                               Name:  Douglas G. Temple-Trujillo
                                               Title: Director


PMG Agency, Inc.                       By: /s/ Luke F. Baum
                                           -------------------------------------
                                               Name:  Luke F. Baum
                                               Title: Vice President


VESTAX Capital Corporation             By: /s/ Valerie G. Brown
                                           -------------------------------------
                                               Name:  Valerie G. Brown
                                               Title: Director


VESTAX Securities Corporation          By: /s/ Luke F. Baum
                                           -------------------------------------
                                               Name:  Luke F. Baum
                                               Title: Vice President,
                                                      Chief Operating Officer
                                                      and SROP


VTX Agency, Inc.                       By: /s/ R. Jack Conley
                                           -------------------------------------
                                               Name:  R. Jack Conley
                                               Title: Vice President, Secretary
                                                      and Treasurer


VTX Agency of Massachusetts, Inc.      By: /s/ R. Jack Conley
                                           -------------------------------------
                                               Name:  R. Jack Conley
                                               Title: Vice President, Secretary
                                                      and Treasurer

VTX Agency of Michigan, Inc.           By: /s/ R. Jack Conley
                                           -------------------------------------
                                               Name:  R. Jack Conley
                                               Title: Vice President, Secretary
                                                      and Treasurer


VTX Agency of Texas, Inc.              By: /s/ Luke F. Baum
                                           -------------------------------------
                                               Name:  Luke F. Baum
                                               Title: President, Secretary and
                                                      Treasurer


ING Payroll Management, Inc.           By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Treasurer


Directed Services, Inc.                By: /s/ David Lee Jacobson
                                           -------------------------------------
                                               Name:  David Lee Jacobson
                                               Title: Senior Vice President and
                                                      Assistant Secretary


Equitable of Iowa Companies, Inc.      By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


ING Funds Distributor, Inc.            By: /s/ Lydia L. Homer
(fka ING Pilgrim Securities,               -------------------------------------
Inc.; fka Pilgrim Securities, Inc.)            Name:  Lydia L. Homer
                                               Title: Senior Vice President and
                                                      Controller


Locust Street Securities, Inc.         By: /s/ Jacqueline C. Conley
                                           -------------------------------------
                                               Name:  Jacqueline C. Conley
                                               Title: Vice President, Compliance


LSSI, Inc.                             By: /s/ Jacqueline C. Conley
                                           -------------------------------------
                                               Name:  Jacqueline C. Conley
                                               Title: Secretary


LSSI Massachusetts Insurance Agency,   By: /s/ Karl Lindberg
Inc.                                       -------------------------------------
                                               Name:  Karl Lindberg
                                               Title: President and Secretary

LSSI North Carolina, Inc.              By: /s/ Karl Lindberg
                                           -------------------------------------
                                               Name:  Karl Lindberg
                                               Title: President and Secretary


LSSI Nevada, Inc.                      By: /s/ Jacqueline C. Conley
                                           -------------------------------------
                                               Name:  Jacqueline C. Conley
                                               Title: Secretary


LSSI Ohio Agency, Inc.                 By: /s/ Karl Lindberg
                                           -------------------------------------
                                               Name:  Karl S. Lindberg
                                               Title: Vice President and
                                                      Secretary


LSSI Texas, Inc.                       By: /s/ Jacqueline C. Conley
                                           -------------------------------------
                                               Name:  Jacqueline C. Conley
                                               Title: Secretary


ReliaStar Financial Corp.              By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


Bancwest Insurance Agency, Inc.        By: /s/ Paula Cludray-Engelke
                                           -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Assistant Secretary


Washington Square Securities, Inc.     By: /s/ Joseph J. Elmy
                                           -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer

Washington Square Insurance Agency,    By: /s/ Joseph J. Elmy
Inc. (MA)                                  -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer


Washington Square Insurance Agency,    By: /s/ Joseph J. Elmy
Inc. (TX)                                  -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer

Washington Square Insurance Agency,    By: /s/ Joseph J. Elmy
Inc. (NM)                                  -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer


Washington Square Insurance Agency,    By: /s/ Joseph J. Elmy
Inc. (OH)                                  -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer


PrimeVest Financial Services, Inc.     By: /s/ Joseph J. Elmy
                                           -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer


PrimeVest Insurance Agency of Alabama, By: /s/ Kevin P. Maas
Inc.                                       -------------------------------------
                                               Name:  Kevin P. Maas
                                               Title: Secretary


PrimeVest Insurance Agency of          By: /s/ Kevin P. Maas
New Mexico, Inc.                           -------------------------------------
                                               Name:  Kevin P. Maas
                                               Title: Secretary


PrimeVest Insurance Agency of Ohio,    By: /s/ Kevin P. Maas
Inc.                                       -------------------------------------
                                               Name:  Kevin P. Maas
                                               Title: Secretary


PrimeVest Insurance Agency of          By: /s/ Kevin P. Maas
Oklahoma, Inc.                             -------------------------------------
                                               Name:  Kevin P. Maas
                                               Title: Secretary


PrimeVest Insurance Agency of Texas,   By: /s/ LeAnn Rummell McCool
Inc.                                       -------------------------------------
                                               Name:  LeAnn Rummel McCool
                                               Title: Sole Director and
                                               President, Secretary and
                                               Treasurer

Branson Insurance Agency, Inc.         By: /s/ Kevin P. Maas
                                           -------------------------------------
                                               Name:  Kevin P. Maas
                                               Title: Secretary


Express America TC, Inc.               By: /s/ Lydia L. Homer
                                           -------------------------------------
                                               Name:  Lydia L. Homer
                                               Title: Senior Vice President and
                                                      Controller


EAMC Liquidation Corp.                 By: /s/ Lydia L. Homer
                                           -------------------------------------
                                               Name:  Lydia L. Homer
                                               Title: Senior Vice President
                                                      and Controller


Granite Investment Services, Inc.      By: /s/ Joseph J. Elmy
                                           -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer


ReliaStar Investment Research, Inc.    By: /s/ Joseph J. Elmy
                                           -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer


ReliaStar Payroll Agent, Inc.          By: /s/ Paula Cludray-Engelke
                                           -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary


ING Capital Corporation, LLC           By: /s/ Lydia L. Homer
(fka ING Pilgrim Capital Corporation;      -------------------------------------
fka Pilgrim Capital Corporation; fka           Name:  Lydia L. Homer
Pilgrim Holdings Corporation)                  Title: Senior Vice President and
                                                      Controller


ING Pilgrim Funding, Inc.              By: /s/ Lydia L. Homer
(fka Pilgrim Funding, Inc.)                -------------------------------------
                                               Name:  Lydia L. Homer
                                               Title: Senior Vice President and
                                                      Controller


ING Funds Services, LLC                By: /s/ Lydia L. Homer
(fka ING Pilgrim Group, LLC; fka           -------------------------------------
Pilgrim Group, LLC)                            Name:  Lydia L. Homer
                                               Title: Senior Vice President
                                                      and Controller

ING Investments, LLC                   By: /s/ Lydia L. Homer
(fka ING Pilgrim Investments, LLC;         -------------------------------------
fka Pilgrim Investments, Inc.)                 Name:  Lydia L. Homer
                                               Title: Senior Vice President
                                                      and Controller

ING Re Underwriters, Inc.              By: /s/ Paula Cludray-Engelke
(fka ReliaStar Managing Underwriters,      -------------------------------------
Inc.)                                          Name:  Paula Cludray-Engelke
                                               Title: Secretary


ING National Trust (fka ReliaStar      By: /s/ Robert J. Scalise
National Trust Company)                    -------------------------------------
                                               Name:  Robert J. Scalise
                                               Title: Assistant Vice President,
                                                      Finance


Northeastern Corporation               By: /s/ Boyd G. Combs
                                           -------------------------------------
                                               Name:  Boyd G. Combs
                                               Title: Senior Vice President, Tax


Successful Money Management Seminars,  By: /s/ Duane Pfaff
Inc.                                       -------------------------------------
                                               Name:  Duane Pfaff
                                               Title: Vice President


Financial Northeastern Corporation     By: /s/ Paula Cludray-Engelke
                                           -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary


FNC Insurance Services, Inc.           By: /s/ Jeffrey P. Zage
                                           -------------------------------------
                                               Name:  Jeffrey P. Zage
                                               Title: Secretary


Financial Northeastern Securities,     By: /s/ Joseph J. Elmy
Inc.                                       -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer


Guaranty Brokerage Services, Inc.      By: /s/ Joseph J. Elmy
(fka Split Rock Financial, Inc.;           -------------------------------------
fka Bisys Brokerage Services, Inc.)            Name:  Joseph J. Elmy
                                               Title: Tax Officer

Bancwest Investment Services, Inc.     By: /s/ Joseph J. Elmy
                                           -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer


Washington Square Insurance Agency,    By: /s/ Joseph J. Elmy
Inc. (AL)                                  -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer



Lexington Funds Distributor, Inc.      By: /s/ Lydia L. Homer
                                           -------------------------------------
                                               Name:  Lydia L. Homer
                                               Title: Senior Vice President and
                                                      Controller


ING Advisors, Inc. (fka ING Pilgrim    By: /s/ Lydia L. Homer
Advisors; fka ING Lexington                -------------------------------------
Management Corporation)                        Name:  Lydia L. Homer
                                               Title: Senior Vice President and
                                                      Controller


Lion Connecticut Holdings Inc.         By: /s/ Joseph J. Elmy
                                           -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Vice President and
                                                      Tax Officer


Aetna Financial Services, Inc.         By: /s/ Paula Cludray-Engelke
                                           -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary


ING Insurance Services Holding         By: /s/ JOSEPH J. ELMY
Company, Inc. (fka Aetna Insurance         -------------------------------------
Agency Holding Co., Inc.)                      Name:  Joseph J. Elmy
                                               Title: Tax Officer


ING Insurance Services, Inc.           By: /s/ Joseph J. Elmy
(fka Aetna Insurance Agency, Inc.)        -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer


ING Insurance Services of Alabama,     By: /s/ Joseph J. Elmy
Inc. (fka Aetna Insurance Agency of        -------------------------------------
Alabama, Inc.)                                 Name:  Joseph J. Elmy
                                               Title: Tax Officer

ING Insurance Services of              By: /s/ Joseph J. Elmy
Massachusetts, Inc. (fka Aetna             -------------------------------------
Insurance Agency of Massachusetts,             Name:  Joseph J. Elmy
Inc.)                                          Title: Tax Officer


Aetna Insurance Agency of Ohio, Inc.   By: /s/ Boyd G. Combs
                                           -------------------------------------
                                               Name:  Boyd G. Combs
                                               Title: Senior Vice Pesident,
                                                      Tax


ING Retail Holding Company, Inc.       By: /s/ Joseph J. Elmy
(fka Aetna Retail Holding Company,         -------------------------------------
Inc.)                                          Name:  Joseph J. Elmy
                                               Title: Tax Officer


ING Retirement Services, Inc.          By: /s/ David Pendergrass
(fka Aetna Retirement Services, Inc.)      -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer


ING Retirement Holdings, Inc.          By: /s/ David Pendergrass
(fka Aetna Retirement Holdings, Inc.)      -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Senior Vice President and
                                                      Treasurer


ING Insurance Services Holding         By: /s/ Joseph J. Elmy
Company, Inc. (fka Aetna Service           -------------------------------------
Holding Company, Inc.                          Name:  Joseph J. Elmy
                                               Title: Tax Officer


Systematized Benefits Administrators,  By: /s/ Joseph J. Elmy
Inc.                                       -------------------------------------
                                               Name:  Joseph J. Elmy
                                               Title: Tax Officer


FNI International, Inc.                By: /s/ John S. Simmers
                                           -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Corporate Secretary


Financial Network Investment           By: /s/ John S. Simmers
Corporation                                -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Corporate Secretary

FN Insurance Services, Inc.            By: /s/ John S. Simmers
                                           -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Executive Vice President
                                                      and Secretary


FN Insurance Agency of Massachusetts,  By: /s/ John S. Simmers
Inc.                                       -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Secretary


FN Insurance Agency of New  Jersey,    By: /s/ John S. Simmers
Inc.                                       -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Corporate Secretary


FN Insurance Services of Nevada, Inc.  By: /s/ John S. Simmers
                                           -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Secretary


FN Insurance Services of Alabama, Inc. By: /s/ John S. Simmers
                                           -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Secretary


FN Insurance Agency of Kansas, Inc.    By: /s/ John S. Simmers
                                           -------------------------------------
                                               Name:  John S. Simmers
                                               Title:  Corporate Secretary


ING International Insurance Holdings,  By: /s/ Lena S. Rabbitt
Inc. (fka Aetna International, Inc.)       -------------------------------------
                                               Name:  Lena A. Rabbitt
                                               Title: Assistant Secretary


ING International Nominee Holdings,    By: /s/ Lena A. Rabbitt
Inc. (fka AE Five, Incorporated)           -------------------------------------
                                               Name:  Lena A. Rabbitt
                                               Title: Assistant Secretary


ALICA Holdings, Inc.                   By: /s/ David Pendergrass
                                           -------------------------------------
                                               Name:  David Pendergrass
                                               Title: Vice President and
                                                      Treasurer

Aetna Capital Holdings, Inc.           By: /s/ Scott Burton
                                           -------------------------------------
                                               Name  Scott Burton
                                               Title:  Assistant Secretary


Aetna International Fund Management,    By: /s/ Scott Burton
Inc.                                       -------------------------------------
                                               Name   Scott Burton
                                               Title: Assistant Secretary


Financial Network Investment           By: /s/ John S. Simmers
Corporation of Hawaii                      -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Secretary


Financial Network Investment           By: /s/ John S. Simmers
Corporation of Hilo, Inc.                  -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Corporate Secretary


Financial Network Investment           By: /s/ John S. Simmers
Corporation Of Honolulu                    -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Corporate Secretary


Financial Network Investment           By: /s/ John S. Simmers
Corporation of Kauai, Inc.                 -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Corporate Secretary


Financial Network Investment           By: /s/ John S. Simmers
Corporation of Puerto Rico, Inc.           -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Corporate Secretary


FN Insurance Services of HI, Inc.      By: /s/ John S. Simmers
                                           -------------------------------------
                                               Name:  John S. Simmers
                                               Title: Vice President and
                                                      Corporate Secretary


ReliaStar Life Insurance Company       By: /s/ Paula Cludray-Engelke
                                           -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary

Northern Life Insurance Company        By: /s/ Paula Cludray-Engelke
                                           -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary


Security-Connecticut Life Insurance    By: /s/ Paula Cludray-Engelke
Company                                    -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary


ING Life Insurance and Annuity Company By: /s/ Paula Cludray-Engelke
                                           -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary


ING Insurance Company of America       By: /s/ Paula Cludray-Engelke
                                           -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary


Equitable Life Insurance Company of    By: /s/ Paula Cludray-Engelke
Iowa                                       -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary


USG Annuity & Life Company             By: /s/ Paula Cludray-Engelke
                                           -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary


Golden American Life Insurance Company By: /s/ Paula Cludray-Engelke
                                           -------------------------------------
                                               Name:  Paula Cludray-Engelke
                                               Title: Secretary